--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------
1


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 27, 2004

                  ---------------------------------------------

                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     001-31258               13-3880755
  (State or Other Jurisdiction        Commission File           (IRS Employer
        of Incorporation)                 Number)            Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                           22030-2801
      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

================================================================================

Item 2.02.    Results of Operations and Financial Condition.

      On October 27, 2004, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's financial results for the third quarter ended September 30, 2004, as well as the schedule for a conference call and "web cast" on the same date.

         A copy of the  Company's  press  release is attached  hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by the Company during its October 27, 2004 earnings conference call to the most directly comparable U.S. GAAP financial measures and is incorporated by reference herein.

      The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description
-----------
     99.1       Press Release,  dated October 27, 2004, announcing the Company's financial results for the third quarter ended September 30, 2004.

     99.2 Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.


--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTEON INTERNATIONAL CORPORATION

Date: October 27, 2004                      /s/    Curtis L. Schehr
                                           --------------------------
                                           Curtis L. Schehr
                                           Senior Vice President,
                                           General Counsel and Secretary

--------------------------------------------------------------------------------

                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description
-----------    -------------

     99.1 Press Release, dated October 27, 2004, announcing the Company's financial results for the third quarter ended September 30, 2004.

     99.2 Reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                                                  Exhibit 99.1

NEWS
FOR IMMEDIATE RELEASE


                                                       Contacts:
                                                       Investors
                                                       Dennis Kelly
                                                       (703) 246-0318
                                                       dkelly@anteon.com

                                                       Media
                                                       Tom Howell
                                                       (703) 246-0525
                                                       thowell@anteon.com


                 ANTEON REPORTS RECORD 3rd QUARTER 2004 RESULTS;
                      AND INCREASES FULL YEAR EPS GUIDANCE

                o        Revenues of $325.6 million, up 16.7%
                o        Operating income of $27.7 million, up 21.9%
                o        Fully diluted EPS of $0.45, up 50.0%
                o        Free cash flow of $17.0 million

          FAIRFAX, VA, October 27, 2004 - Anteon International Corporation (NYSE: ANT), a leading information technology, and systems engineering and integration company, announced operating results today for its third quarter and nine months ended September 30, 2004. Financial Results

          Anteon's revenues for the third quarter of 2004 increased 16.7% to $325.6 million from $279.1 million for the comparable period in 2003. The organic revenue growth rate for the quarter was 13.9%. Operating income for the third quarter increased 21.9% to $27.7 million from $22.7 million for the comparable period in 2003. Net income for the third quarter increased
     54.0% to $16.8 million versus $10.9 million in the comparable period in 2003. Earnings per share on a fully diluted basis was $0.45 versus $0.30 in the comparable quarter in 2003, an increase of 50.0%. Earnings per share of $0.45 for the third quarter of 2004 included a one time after tax benefit of $1.0 million related to a settlement from a prior acquisition. Excluding this benefit, EPS on an operating basis was $0.42. Free cash flow for the third quarter was $17.0 million, and accounts receivable days sales outstanding (DSO) at September 30, 2004 was 70 days.

          Anteon's revenues for the nine months ended September 30, 2004 increased 20.5% to $917.9 million from $761.8 million reported in the comparable period in 2003. Operating income for the nine months ended September 30, 2004 increased 25.0% to $76.1 million versus $60.9 million for the comparable period in 2003. Net income for the nine months ended September 30, 2004 increased 47.9% to $44.8 million from $30.3 million for the comparable period in 2003. Earnings per share on a fully diluted basis was $1.21 versus $0.82 in the first nine months of 2003, an increase of 47.6%.

          A reconciliation between certain non-GAAP financial measures discussed above and reported financial results is provided as an attachment to this press release.

New Business

          Major contracts awarded during the third quarter were across the company's Department of Defense and Department of Homeland Security customers and included:

          o A task order contract with a ceiling of $870 million to support U.S. Navy shipboard maintenance and modernization programs;

          o A $320 million ceiling value contract to support command and control programs of the Space and Naval Warfare Systems Command;

          o A $150 million contract to support the military intelligence community's global CENTRIXS program and NATO component. These multi-national information sharing programs represent the most widely used coalition intelligence sharing systems in the world today;

          o A $120 million contract to support the Naval Sea Systems Command integrated warfare systems programs;

          o    A  $118  million   contract  to  support  U.S.   Army   personnel
               recruitment and retention programs;

          o A $74 million contract to provide training for the Department of Homeland Security's U.S. Customs and Border Protection Agency; and,

o A $29 million contract to design and operate the Advanced Training Technology Laboratory for the U.S. Joint Forces Command. This laboratory will develop and demonstrate new training systems technologies for joint, interagency, and multi-national operations.

CEO Comments

          Joseph M. Kampf, President and Chief Executive Officer of Anteon, said, "This was another strong quarter for `Team' Anteon. Our impressive capture of five contracts, each with a potential value of over $100 million, our solid revenue growth, and our total qualified business opportunity pipeline of over $12 billion, reflect the continued robustness of the defense and national security marketplace and Anteon's status as a recognized leader in that sector. Our business development outlook is very positive. The 2005 Defense and Homeland Security Appropriations bills have been passed, and we expect to see a number of contract opportunities from our core business area customers, which we are well positioned to win. Based on the strength of our third quarter results and business outlook, we are again increasing our full year EPS guidance."

Company Guidance

          The Company provides guidance for the fourth quarter and full year 2004 as summarized in the table below.

                                                       2004 FINANCIAL GUIDANCE
                                      (Dollars and shares in millions, except per share amounts)
                                                  Q4  2004                    Full Year 2004
                                                  --------                    --------------

Revenues                                       $330 - $345                   $1,250 - $1,265
Weighted Average Shares
Outstanding                                          37.5                           37.3
Tax Rate                                             38.8%                          37.7%
Fully Diluted Earnings Per Share            Meet or exceed $0.42             Meet or exceed $1.63


Conference Call

          Anteon has scheduled a conference call for 10:00 a.m. Eastern Daylight Time TODAY, October 27, 2004, during which senior management will discuss third quarter results and respond to questions. The conference call will be Webcast (listen only) via Anteon's website at www.anteon.com.

          A telephone replay of the call also will be available beginning at 1:00 p.m. Eastern Daylight Time on October 27, 2004, until midnight October 30, 2004. To access the replay, call (800) 642-1687 (U.S.) or (706)
     645-9291 (International). The confirmation code for access to the replay is 8656927. A replay also will be available on Anteon's website shortly after the conclusion of the call.

About Anteon

          Anteon, headquartered in Fairfax, Virginia, is a leading information technology, and systems engineering and integration company, providing support to the U.S. federal government and international sectors. For over 28 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. The Company currently has over 8,600 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys. Anteon was cited by Forbes Magazine, in 2004, as one of the 25 fastest growing U.S. technology companies and has been named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report for the past two years. For more information, visit www.anteon.com.

Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995:

          The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward-looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with bid protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time. The Company does not currently intend, however, to update the guidance provided today prior to its next earnings release.

                                      # # #



                                                  ANTEON INTERNATIONAL CORPORATION
                                      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                          For the three months ended September 30, 2004 and
                                            2003 ($ and shares in thousands, except EPS)


                                              Three Months Ended     Three Months Ended        Percentage
                                                September 2004          September 2003            Change
                                               ------------------     -------------------     ---------------

Revenues                                         $     325,581           $      279,080                16.7%

   Costs of revenues                                   280,898                  240,689
   General and administrative expenses                  16,473                   14,969
   Amortization of intangible assets                       542                      723
                                                 ----------------        ----------------
Operating income                                        27,668                   22,699                21.9%
   Operating margin                                       8.5%                     8.1%

   Other income                                            939                       --
   Secondary offering expenses                              --                      798
   Interest expense                                      1,831                    3,831
   Minority interest in (earnings) losses                    9                     (18)
                                                 ----------------        ----------------
   Pretax income                                        26,785                   18,052                48.4%
   Income tax                                            9,936                    7,109
                                                 ----------------        ----------------
Net income                                       $      16,849           $       10,943                54.0%
                                                 ================        ================
   After tax margin                                      5.18%                     3.9%

EBITDA                                                  29,177                   24,561                18.8%
Cash flow from operations                               17,784                   17,054                 4.3%
Tax rate                                                 37.1%                    39.2%

Basic shares                                            35,817                   34,970
Diluted shares                                          37,253                   37,084
EPS, basic                                       $        0.47            $        0.31                51.6%
EPS, diluted                                     $        0.45            $        0.30                50.0%




                                                  ANTEON INTERNATIONAL CORPORATION
                                      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        for the nine months ended September 30, 2004 and 2003
                                               ($ and shares in thousands, except EPS)


                                                Nine Months Ended         Nine Months Ended        Percentage
                                                September 2004            September 2003             Change
                                               -------------------      -------------------     --------------

Revenues                                         $        917,892         $       761,764              20.5%

   Costs of revenues                                     791,152                  656,695
   General and administrative expenses                    48,720                   42,388
   Amortization of intangible assets                       1,901                    1,763
                                                 ----------------          ---------------
Operating Income                                          76,119                   60,918              25.0%
   Operating margin                                         8.3%                     8.0%

   Other income                                              943                       --
   Secondary offering expense                                 --                      798
   Interest expense                                        5,575                   10,384
   Minority interest                                        (26)                     (50)
                                                 ----------------          ---------------
Pretax income                                             71,461                   49,686              43.8%
   Income tax                                             26,613                   19,359
                                                 ----------------          ---------------
Net income                                       $        44,848          $        30,327              47.9%
                                                 ================          ===============
   After tax margin                                         4.9%                     4.0%

EBITDA                                                    80,939                   65,617              23.4%
Cash flow from operations                                 48,246                   40,826              18.2%
Tax rate                                                   37.2%                    38.9%

Basic shares                                              35,630                   34,710
Diluted shares                                            37,201                   36,816
EPS, basic                                       $          1.26          $          0.87              44.8%
EPS, diluted                                     $          1.21          $          0.82              47.6%



                                                  ANTEON INTERNATIONAL CORPORATION
                                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                                          ($ in thousands)


                                                                   As of
                                                            September 30, 2004             As of
                                                                (unaudited)          December 31, 2003        $ Change
                                                           ----------------------    ------------------     --------------

ASSETS
    Cash and cash equivalents                                  $      14,647             $     2,088          $    12,559
    Accounts receivable, net                                         257,384                 222,937               34,447
    Other current assets                                              16,983                  19,566              (2,583)

    Property and equipment, net                                       12,864                  12,759                  105
    Goodwill net                                                     246,708                 212,205               34,503
    Intangible and other assets, net                                  15,625                   9,725                5,900
                                                               --------------         --------------          -----------
Total assets                                                   $     564,211             $   479,280          $    84,931
                                                               =============          ==============          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
    Accounts payable, accrued expenses and other
      current liabilities                                      $     145,000             $   123,521          $    21,479
    Indebtedness                                                     165,000                 158,776                6,224
    Deferred revenue                                                  16,236                  11,783                4,453
    Other long-term liabilities                                       13,628                  10,498                3,130
                                                               -------------          --------------          -----------
Total liabilities                                                    339,864                 304,578               35,286

Minority interest in subsidiaries                                        236                     210                   26
Stockholders' equity                                                 224,111                 174,492               49,619
                                                               -------------          --------------          -----------
Total liabilities and stockholders' equity                     $     564,211             $   479,280          $    84,931
                                                               =============          ==============          ===========




                                                  ANTEON INTERNATIONAL CORPORATION
                                      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                          ($ in thousands)

                                                                          For the nine months ended September 30,

                                                                               2004                    2003
                                                                         ------------------      ------------------
Operating Activities:
Net income                                                                   $      44,848          $       30,327

Adjustments  to  reconcile   net  income  to  net  cash  provided
  by operating activities:
      Gain on settlement of  subordinated notes payable                            (1,327)                      --
      Depreciation  and  amortization  on property and  equipment,
        intangibles and financing fees                                               5,368                   5,827
      Deferred income taxes                                                            343                 (3,307)
      Minority interest in earnings of subsidiaries                                     26                      50
      Changes in assets and liabilities                                            (1,012)                   7,929
                                                                           ---------------         ---------------
Net Cash Provided By Operating Activities                                           48,246                  40,826
                                                                           ---------------         ---------------

Investing Activities:
      Purchases of property, equipment and other assets                            (2,846)                 (2,241)
      Costs of acquisitions, net of cash acquired                                 (43,295)                (92,369)
                                                                           ---------------         ---------------
Net Cash Used For Investing Activities                                            (46,141)                (94,610)
                                                                           ---------------         ---------------

Financing Activities
      Principal payment on bank and subordinated notes payable                     (1,350)                    (38)
      Principal payments on term loans                                             (1,125)                 (2,849)
      Proceeds from term loan                                                       16,125                      --
      Deferred financing fees                                                        (294)                   (249)
      Net proceeds (payments)on revolving credit facility                          (4,400)                  50,400
      Redemption of senior subordinated notes payable                              (1,876)                      --
      Principal payment under capital lease obligations                              (240)                      --
      Proceeds  from  certain   stockholders   related  to  second
        offering                                                                        --                     900
      Proceeds from issuance of common stock, net of expense                         3,614                   4,078
                                                                           ---------------         ---------------
Net Cash Provided By Financing Activities                                           10,454                  52,242
                                                                           ---------------         ---------------

Cash And Cash Equivalents:
      Net Increase (decrease) in cash and cash equivalents                          12,559                 (1,542)
      Cash and cash equivalents, beginning of period                                 2,088                   4,266
                                                                           ---------------         ---------------
      Cash and cash equivalents, end of period                              $       14,647          $        2,724
                                                                           ---------------         ---------------

     RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                ($ in thousands)

                                                       Q3              YTD Q3

2003 Revenue                                      $    279,080     $    761,764
2004 Revenue                                           325,581          917,892
                                                  ------------     ------------
Total Revenue Growth over 2003                           16.7%            20.4%

2003 Revenue                                           279,080          761,764
Less 2003 ISI Revenues                                      --           11,588
                                                  ------------     ------------
Adjusted 2003 Revenues (a)                             279,080          750,176
                                                  ============     ============

2004 Revenue                                           325,581          917,892
Less H1 2004 acquisition Revenues                           --           70,182
Less 2004 acquisition Revenues                           7,791            7,791
                                                  ------------     ------------
Adjusted Total 2004 Revenue (b)                        317,790          839,569
                                                  ============     ============

Organic Revenue Growth over 2003 (b-a)/a                 13.9%            11.9%

                       RECONCILIATION OF CASH FLOW FROM OPERATIONS
                                    TO FREE CASH FLOW
                                    ($ in thousands)

                                         Q3                    YTD
                                       ------                --------

Cash flow from operations                  17,784                 48,246
Less: Capital Expenditures                  (802)                (2,846)
                                    -------------          -------------
Free cash flow                             16,982                 45,400
                                    =============          =============



                                                       RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                                      ( in thousands)
                                                                             2004
                                                     ---------------------------------------------------
                                                         Q1            Q2           Q3         YTD Q3
                                                         --            --           --         ------
Net income                                           $    13,334   $   14,665   $   16,849   $    44,848

    Other income                                              --          (4)        (939)         (943)
    Secondary offering expenses                               --           --           --            --
    Provision for income taxes                             8,406        8,271        9,936        26,613
    Interest expense, net of interest income               1,794        1,950        1,831         5,575
    Amortization                                             679          680          542         1,901
    Depreciation                                           1,053          934          958         2,945
                                                     -----------   ----------   ----------   -----------
EBITDA (1)                                           $    25,266   $   26,496   $   29,177   $    80,939
                                                     ===========   ==========   ==========   ===========


                                                       RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                                      ( in thousands)
                                                                             2003
                                                     ---------------------------------------------------
                                                          Q1             Q2         Q3            Q4
                                                          --             --         --          -----
Net income                                           $     9,075   $   10,309   $   10,943   $     5,863

    Secondary offering expenses                               --           --          798            54
    Provision for income taxes                             5,688        6,562        7,109         3,414
    Interest expense, net of interest income               3,191        3,363        3,830        13,860
    Amortization                                             477          563          723           687
    Depreciation                                             892          936        1,158         1,454
                                                     -----------   ----------   ----------   -----------
EBITDA (1)                                           $    19,323   $   21,733   $   24,561   $    25,332
                                                     ===========   ==========   ==========   ===========

(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization, net interest expense and secondary offering expenses. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.

                                                                    Exhibit 99.2

     RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                ($ in thousands)

                                                       Q3              YTD Q3

2003 Revenue                                      $    279,080     $    761,764
2004 Revenue                                           325,581          917,892
                                                  ------------     ------------
Total Revenue Growth over 2003                           16.7%            20.4%

2003 Revenue                                           279,080          761,764
Less 2003 ISI Revenues                                      --           11,588
                                                  ------------     ------------
Adjusted 2003 Revenues (a)                             279,080          750,176
                                                  ============     ============

2004 Revenue                                           325,581          917,892
Less H1 2004 acquisition Revenues                           --           70,182
Less 2004 acquisition Revenues                           7,791            7,791
                                                  ------------     ------------
Adjusted Total 2004 Revenue (b)                        317,790          839,569
                                                  ============     ============

Organic Revenue Growth over 2003 (b-a)/a                 13.9%            11.9%

                       RECONCILIATION OF CASH FLOW FROM OPERATIONS
                                    TO FREE CASH FLOW
                                    ($ in thousands)

                                         Q3                    YTD
                                       ------                --------

Cash flow from operations                  17,784                 48,246
Less: Capital Expenditures                  (802)                (2,846)
                                    -------------          -------------
Free cash flow                             16,982                 45,400
                                    =============          =============



                                                       RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                                      ( in thousands)
                                                                             2004
                                                     ---------------------------------------------------
                                                         Q1            Q2           Q3         YTD Q3
                                                         --            --           --         ------
Net income                                           $    13,334   $   14,665   $   16,849   $    44,848

    Other income                                              --          (4)        (939)         (943)
    Secondary offering expenses                               --           --           --            --
    Provision for income taxes                             8,406        8,271        9,936        26,613
    Interest expense, net of interest income               1,794        1,950        1,831         5,575
    Amortization                                             679          680          542         1,901
    Depreciation                                           1,053          934          958         2,945
                                                     -----------   ----------   ----------   -----------
EBITDA (1)                                           $    25,266   $   26,496   $   29,177   $    80,939
                                                     ===========   ==========   ==========   ===========


                                                       RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                                      ( in thousands)
                                                                             2003
                                                     ---------------------------------------------------
                                                          Q1             Q2         Q3            Q4
                                                          --             --         --          -----
Net income                                           $     9,075   $   10,309   $   10,943   $     5,863

    Secondary offering expenses                               --           --          798            54
    Provision for income taxes                             5,688        6,562        7,109         3,414
    Interest expense, net of interest income               3,191        3,363        3,830        13,860
    Amortization                                             477          563          723           687
    Depreciation                                             892          936        1,158         1,454
                                                     -----------   ----------   ----------   -----------
EBITDA (1)                                           $    19,323   $   21,733   $   24,561   $    25,332
                                                     ===========   ==========   ==========   ===========

(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization, net interest expense and secondary offering expenses. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.




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




                         NET DEBT
                     ($ in thousands)

Net Debt                               Q3 2004

Revolving credit facility           $           --
Term Loan                                  165,000
                                   ---------------
Total:                              $      165,000

Less: cash                                  14,647
                                   ---------------
Net debt                            $      150,353
                                   ===============





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